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
       NUMBER                                               CAREY                                                 SHARES
    CI-

    COMMON STOCK                                                                                              SEE REVERSE FOR
                                                    CAREY INTERNATIONAL, INC.                               CERTAIN DEFINITIONS

                                       INCORPORATED UNDER THE LAWS OF THE STATE OF DELAWARE                  CUSIP 141750 10 9


  THIS CERTIFIES THAT





  IS THE OWNER OF


                        FULLY PAID AND NON-ASSESSABLE SHARES OF COMMON STOCK, $.01 PAR VALUE PER SHARE OF

      ---------------------------------------------                             -------------------------------------------
---------------------------------------------------  CAREY INTERNATIONAL, INC.  --------------------------------------------------
      ---------------------------------------------                             -------------------------------------------

transferable on the books of the Company by the holder hereof in person or by its duly authorized attorney upon surrender of this
Certificate properly endorsed or assigned. This Certificate and the shares represented hereby are issued and shall be held subject to the laws of the State of Delaware and the provisions of the Certificate of Incorporation and the By-laws of the Company, as amended from time to time to whcich the holder be acceptance hereof assents. This Certificate is not valid unless countersigned and registered by the Transfer Agent and Registrar.
    Witness the facsimile seal fo the Company and the facsimile signatures of its duly authorized officers.

    Dated:


                 [SIGNATURE APPEARS HERE]                                                      [SIGNATURE APPEARS HERE]
                                             [CAREY INTERNATIONAL, INC. SEAL APPEARS HERE]
                  PRESIDENT AND SECRETARY                                                        CHAIRMAN OF THE BOARD


                                                                             COUNTERSIGNED AND REGISTERED
                                                                             AMERICAN SECURITIES TANSFER & TRUST, INC.
                                                                             P.O. BOX 1590
                                                                             DENVER, COLORADO 80201

                                                                             BY TRANSFER AGENT AUTHORIZED SIGNATURE
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                           CAREY INTERNATIONAL, INC.

     The Company is authorized to issue more than one class or series of stock. Upon written request the Company will furnish without charge to each stockholder a copy of the powers, designations, preferences and relative, participating, optional or other special rights of each class of stock or series thereof and the qualifications, limitations or restrictions of such preferences and/or rights.


     The following abbreviations, when used in the inscription on the face of this Certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

     TEN COM - as tenants in common
     TEN ENT - as tenants by the entireties
     JT TEN - as joint tenants with right of survivorship and not as tenants in common

     UNIF GIFT MIN ACT - ________________, Custodian ______________________
                            (Cust)                           (Minor)

     Under Uniform Gifts To Minors
     Act _______________________
                (State)

   Additional abbreviations may also be used through not in the above list.


For value received, __________________________ hereby sell, assign and transfer unto

PLEASE INSERT SOCIAL SECURITY OR OTHER
    IDENTIFYING NUMBER OF ASSIGNEE
--------------------------------------

--------------------------------------


--------------------------------------------------------------------------------
  (PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE OF ASSIGNEE)

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

------------------------------------------------------------------------- Shares
of the common stock represented by the within Certificate, and do hereby irrevocably constitute and appoint

----------------------------------------------------------------------- Attorney
to transfer the said stock on the books of the within named Company with full power of substitution in the promises.


Dated________________________



                                  ----------------------------------------------
                                  NOTICE: THE SIGNATURE TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME AS WRITTEN UPON THE FACE OF THE CERTIFICATE IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATEVER.



SIGNATURE(S) GUARANTEED:




-------------------------------------------------------
THE SIGNATURE(S) MUST BE GUARANTEED BY AN ELIGIBLE
GUARANTOR INSTITUTION (BANKS, STOCKBROKERS, SAVINGS AND
LOAN ASSOCIATIONS AND CREDIT UNIONS WITH MEMBERSHIP IN
APPROVED SIGNATURE GUARANTEE MEDALLION PROGRAMS),
PURSUANT TO S.E.C. RULE 17Ad-15.